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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 23, 2003
                        (Date of earliest event reported)


                               THE VIALINK COMPANY
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                    000-21729                 73-1247666
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                 13155 NOEL ROAD, SUITE 700, DALLAS, TEXAS 75240
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 934-5500


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Item 5.  Other Events and Regulation FD Disclosure

The viaLink Company (OTCBB: VLNK), the leading provider of data synchronization and scan based trading services to the retail supply chain, will announce its third quarter 2003 results after market close on October 30, 2003.

viaLink Chief Executive Officer Bob Noe and Chief Financial Officer Brian Carter will host an investor conference call the same day at 4:30 p.m. Eastern Standard Time, to review the company's results. The call will be broadcast live over the Internet and can be accessed by visiting www.vialink.com. For those who are not able to listen to the live broadcast, the conference call will be archived for 30 days and accessed through www.vialink.com.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The viaLink Company

Date: October 23, 2003                       By:  /s/ Brian Carter
                                                  Brian Carter
                                                  Vice President and Chief
                                                  Financial Officer